Overview of Select Assets Exhibit 99.1

Disclaimer Peabody or its affiliates and representatives make no representation or warranty, express or implied, as to any matter reflected in or relating to this presentation.  Certain statements and information in this presentation are forward looking in nature and based on numerous assumptions that Peabody believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results or outcomes to differ materially from expectations.  These factors are difficult to accurately predict and may be beyond the control of relevant parties.  Actual future results may vary significantly from the projections, estimates, forecasts and other forward-looking information in this presentation.  The recipient must make its own inquiries regarding the assumptions, uncertainties and contingencies that may affect future value, operations and results, and the impact that a variation in future outcomes may have. Nothing in this presentation is intended to constitute a contract or an offer to enter into a contract, or to be binding or to create legal obligations or rights.

Select U.s. mines

Kayenta Location Map Navajo Generating Station Kayenta Mine RR from Mine to Plant, ~100 miles

Kayenta Overview

Product	• 10,600 Btu, 10.1% Ash, 13.3% Moisture, 1.2 #SO2
Ownership	• Operates through a lease agreement with the Navajo Nation & Hopi Tribe
Location	• Near Kayenta, AZ on reservation lands on the Black Mesa highland plateau
Overview	• Kayenta is a mine-mouth operation providing 100% of its sold production to the Navajo Generation Station (NGS) power plant • Kayenta produces thermal coal for the NGS near Page, AZ through a cost-plus sales contract • More than 90% of the workforce is Native American
Minable Reserves	• 215.0Mt
Major Equipment	• Operates three draglines (1 - 2570 and 2 – 8750) with supporting truck fleets • 24 Dozers, 18 haul trucks, 3 Excavators, 17 Loaders, 2 Backhoe Loaders
Transportation	• Dedicated closed loop electric train; ~100 mile rail line
Geology	• Multi-seam, ranging from 3 to 15 feet





Proven & Probable Reserves (Mt) [1]	
Owned	-
Leased	215.0
Total Reserves	**215.0**

Tons Sold (Mt)



Million Tons
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
7.8
7.9
7.4
7.9
8.2
6.6
2010
2011
2012
2013
2014
2015

(1) Proven & Probable Reserves as of December 31, 2014; sourced from 10-K

5

Kayenta Summary Financial Statistics

Midwest Selected Operations Locations

Wild Boar Overview Product 11,000 Btu, 9.3% Ash, 14.0% Moisture, 5.9 lbs. SO2 Ownership 100% owner operator Location Lynnville, IN Overview Began production in 2010 Surface mine operating a combination of truck and shovel and tractor push Average projected strip ratio (total yards / tons produced) over the next 3 years: ~19.65 Operates 24 hours per day, 7 days per week, year-round Prep plant has capacity of 650tph and is located near Wild Boar and Somerville UMI servicing both operations Minable Reserves 15Mt Major Equipment 21 Dozers, 8 Excavators, 7 Haul Trucks, 11 Dump Trucks, 2 Loaders Transportation Rail (NS, ISRR and CSX), Rail to Barge (via Ohio River MP 772.5) Geology Seams mined: Indiana 5 and 5A (1) Proven & Probable Reserves as of December 31, 2014; sourced from 10-K Tons Sold (Mt)

Wild Boar Summary Financial Statistics

Francisco UG Overview Product Thermal: 11,500 Btu, 8.6% Ash, 12.1% Moisture, 6.1 lbs. SO2 Ownership 100% owner operator Location Near Francisco in Gibson County, IN Overview Began production in 2003 Underground mine operating 3 split-air CM supersections utilizing battery coal haulers Operates two 8-hour shifts, 5.5 days a week, year-round Prep Plant has capacity of 650tph Minable Reserves 31.0Mt Major Equipment 36 Coal Haulers, 29 Continuous Miners, 19 Roof Bolters, 13 Scoops Transportation Rail (NS), Truck Geology Seams mined: Indiana 5 (1) Proven & Probable Reserves as of December 31, 2014; sourced from 10-K Tons Sold (Mt)

Francisco UG Summary Financial Statistics

Gateway / Gateway North Overview

Product	• Thermal / Stoker: 11,000 - 11,200 Btu, 8.8% - 9.2% Ash, 11.8% - 13.8% Moisture, 5.5 lbs. SO2
Ownership	• 100% owner operator
Location	• Near Coulterville in Randolph County, IL
Overview	• Began production in 2005 and has the production capacity of up to 4.5Mtpa • Underground mine utilizing continuous miner to extract thermal coal • Product Yield: ~65% • Operates 3 shifts per day, 7 days a week, year-round • Peabody invested $73M of capital for Gateway North • Prep plant has a capacity of 1,000tph
Minable Reserves [1]	• 75.0Mt
Major Equipment	• 13 Coal Haulers, 6 Continuous Miners, 6 Roof Bolters, 5 Scoops
Transportation	• Truck, Rail (UP), Barge (Cora Terminal via rail) • Coal can also be trucked to KRPD #2 Dock
Geology	• Seams mined: Herrin No. 6



Proven & Probable Reserves (Mt) [1]	
Owned	73.0
Leased	2.0
Total Reserves	**75.0**

Tons Sold (Mt)



Million Tons
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.0
3.5
2.8
2.8
2.5
1.7
2010
2011
2012
2013
2014
2015

(1) Proven & Probable Reserves as of December 31, 2014; sourced from 10-K; Includes coal reserves assigned to the Gateway North Mine, which is to replace production from the existing Gateway Mine as its reserves are exhausted in 2015

12

Gateway / Gateway North Summary Financial Statistics

Bear Run Overview Product Thermal, both mid and high sulfur, and Stoker: 10,900 - 11,300 Btu, 8.7% - 9.5% Ash, 14.6% - 16.2% Moisture, 3.2 - 5.3 lbs. SO2 Ownership 100% owner operator Location Near Carlisle in Sullivan County, IN Overview Began production in 2010 with initial development capital of approximately $375M Average projected strip ratio (virgin yards / clean tons) over the next 3 years: ~17.3 Operates 2 shifts per day, 24 hours per day, 7 days a week, year-round Minable Reserves 266Mt Major Equipment Surface mine utilizing the following equipment: BE2550 dragline, BE 2570 dragline, (3) Hitachi EX5500 shovels, (4) Hitachi EX3500 shovels, (2) Cat 5230 shovels, (24) Cat D11 dozers Transportation Rail (INRD, CSX and ISRR), Truck Geology Seams mined: Indiana 7, 6, 5 and 5A (1) Proven & Probable Reserves as of December 31, 2014; sourced from 10-K Tons Sold (Mt)

Bear Run Summary Financial Statistics

Select Australian mines

Wilpinjong Products: Thermal coal Markets: Domestic utility and export market Coal Logistics: 300km by rail to ports at Newcastle (PWCS/NCIG) New South Wales Selected Operations Locations Wambo Wilpinjong Metropolitan Products: Metallurgical hard/semi-soft Coking coal Markets: Asian and domestic steel mills Coal Logistics: 45km by rail to port at Port Kembla (PKCT) (PWCS & NCIG) (PKCT)

Wilpinjong Overview

Product	• Thermal coal
Ownership	• 100% owner operator; transitioned in April 2013
Location	• Western coalfields of New South Wales, 40km northeast of Mudgee
Overview	• Purchased in 2006 • Open-cut mine utilizing truck and shovel mining method • Residential workforce of ~550 which mainly reside in Mudgee and surrounds
Minable Reserves	• 169Mt
Major Equipment	• Excavators – Liebherr 9400 x1 & 9350 x4, Trucks CAT 789 (19) & 785 (3)
Transportation	• Railed to either Newcastle Coal Infrastructure Group (NCIG) or Port Waratah Coal Services (PWCS) at Newcastle
Geology	• Mining Ulan and Moorlaben seams with seam thickness of 0.5 to 12 meters at depths of 5 to 40 meters
Coal Processing	• 1,250tph heavy media wash plant • 9.2Mtpa annual feed capacity • Domestic quality coal is bypassed



Proven & Probable Reserves (Mt) [1]	
Owned	-
Leased	169.0
Total Reserves	**169.0**


Tons Sold (Mt)
Million Tons
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
9.2
9.8
12.5
13.7
13.8
13.5
2010
2011
2012
2013
2014
2015

(1) Proven & Probable Reserves as of December 31, 2014; sourced from 10-K

18

Wilpinjong Summary Financial Statistics Note: Values are expressed in USD and short tons

Metropolitan Overview

Product	• Coking coal (~ 70% LV HCC & ~ 30% Other Metallurgical coal)
Ownership	• 100% owner operator
Location	• Near Helensburgh, New South Wales
Overview	• One of the oldest continually operating coal mining operations in Australia • Underground mine utilizing longwall mining techniques • Residential Workforce of ~360 residing in the greater Illawarra region of NSW
Minable Reserves	• 28Mt
Major Equipment	• JOY Longwall – 7LS Shearer and 89 x 1,130t roof supports • Longwall Face is 158 meters wide • CAT 30MB Continuous Miners x3
Transportation	• Railed to Port Kembla Coal Terminal
Geology	• Mining Bulli seam with seam thickness of 2.5 to 3.2 meters at depths of 410 to 555 meter
Coal Processing	• 430tph heavy media wash plant • 4.2Mtpa annual feed capacity



Proven & Probable Reserves (Mt) [1]	
Owned	-
Leased	28.0
Total Reserves	**28.0**

Tons Sold (Mt)


Million Tons
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.7
1.6
2.1
1.4
2.4
2.0
2010
2011
2012
2013
2014
2015

(1) Proven & Probable Reserves as of December 31, 2014; sourced from 10-K

20

Metropolitan Summary Financial Statistics Note: Values are expressed in USD and short tons

Queensland
Selected Operations Locations



NT
QLD
WA
SA
NSW
VIC
TAS
DBCT
MACKAY
Nth Goonyella
Burton
Coppabella &
Moorvale
Bowen Basin
Coal Field
Millennium
Middlemount
Surat Basin
Coal Fields
BRISBANE

North Goonyella

Saleable Products: High Quality hard coking coal

Markets: Asian, European and Indian steel mills

Coal Logistics: 240km by rail to port at Mackay (DBCT)

Millennium

Products: PCI and Semi hard coking coal

Markets: Asian and European steel mills

Coal Logistics: 190km by rail to port at Mackay (DBCT)

22

Millennium Overview

Product	• Semi Hard Coking & PCI
Ownership	• 100% owner operator; transitioned in April 2013
Location	• Queensland's Bowen Basin, 160km southwest of Mackay
Overview	• Open-cut mine utilizing truck and shovel mining method in multiple pits • Drive in Drive Out Workforce of ~500 working 7 on 7 off roster residing in camp accommodations • Shares coal infrastructure with adjacent BHP Mitsui Poitrel project through a JV
Minable Reserves	• 46Mt
Major Equipment	• Shovel – P&H 4100XPC • Excavators – Liebherr 9400 (2) & 9250 (2) & CAT 6060 (1) • Trucks - Liebherr 282 (12) & Unit Rig MT4400 (13)
Transportation	• Railed to Dalrymple Bay Coal Terminal
Geology	• Mining Leichart, Millennium and Vermont seams with seam thickness of 0.4 to 5.5 meters at depths of 15 to 120 meters
Coal Processing	• 1,100tph heavy media wash plant • 9.0Mtpa annual feed capacity (CHPP is shared with BHP (50%/50%)



Proven & Probable Reserves (Mt) [1]	
Owned	-
Leased	46.0
Total Reserves	**46.0**

Tons Sold (Mt)


Million Tons
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.6
1.9
3.0
3.4
3.8
4.6
2010
2011
2012
2013
2014
2015

(1) Proven & Probable Reserves as of December 31, 2014; sourced from 10-K

23

Millennium Summary Financial Statistics Note: Values are expressed in USD and short tons

North Goonyella Overview

Product	• High Quality Premium Hard coking coal
Ownership	• 100% owner operator
Location	• Northern end of Bowen Basin, 160km west of Mackay
Overview	• Mine in operation since 1994, acquired in 2004 • Underground mine utilizing longwall mining method • Mining lease is shared with Peabody's Eaglefield operation • Drive In Drive Out Workforce of ~ 260 working 4 on 4 off residing in camp accommodation
Minable Reserves	• 97Mt
Major Equipment	• CAT LTCC longwall mining system – CAT EL 2000 Shearer & CAT 149 LTCC Roof Supports • Longwall Face is 300 meters wide
Transportation	• Railed to Dalrymple Bay Coal Terminal
Geology	• Mining Goonyella Middle seam with seam thickness of 6.0 to 7.5 meters at depths of 330 to 480 meters
Coal Processing	• 800tph heavy media wash plant • 4.8Mtpa annual feed capacity



Proven & Probable Reserves (Mt) [1]	
Owned	-
Leased	97.0
Total Reserves	**97.0**

Tons Sold (Mt)


Million Tons
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.5
1.2
2.6
1.7
2.5
2.8
2010
2011
2012
2013
2014
2015

(1) Proven & Probable Reserves as of December 31, 2014; sourced from 10-K

25

North Goonyella Summary Financial Statistics Note: Values are expressed in USD and short tons